               SECURITIES AND EXCHANGE COMMISSION



                      Washington D.C. 20549



                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 16, 1996
                                                 -----------------


                   First Western Bancorp, Inc.
     (Exact name of registrant as specified in its charter)


                  Commission file number 0-13882


Pennsylvania                                     25-1461570
(State or other jurisdiction of                 (IRS Employer
incorporation or organization)                  Identification No.)


101 East Washington Street, New Castle, Pennsylvania         16101
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number including area code: (412) 652-8550
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Item 5. Other Events

     On December 16, 1996, Robert N. Chambers, 70, submitted his resignation from First Western's Board of Directors effective immediately for personal reasons. He had previously planned on retiring from the Board as of the next Annual Meeting, but determined that an earlier resignation was in the best interest of the Board due to his scheduled travel in the next few months. Mr. Chambers served as a Board member of First Western or its predecessor, First National Bank of Western Pennsylvania, since 1962. John R. McKinley, 45, also tendered his resignation from First Western's Board of Directors, effective December 17, 1996, for personal reasons, primarily to spend more time managing his growing restaurant business. Mr. McKinley has served on the Board since 1986 and was Chairman of First Western from April 1995 until April 1996. The Board's size is presently twelve members after these two resignations.

     On December 18, 1996, First Western's Board of Directors authorized the extension of its existing common stock repurchase program through December 31, 1997. The Board resolution provides for the repurchase of stock on the open market or in privately negotiated transactions from time to time at market prices, up to a maximum of 285,000 shares or approximately 3.75% of the Company's
7.6 million currently outstanding shares. The repurchased stock will be used for treasury or for reissuance for employee benefit, stock option or dividend reinvestment plan purposes. During 1996, First Western repurchased a total of 170,900 shares for treasury and employee benefit plan or dividend reinvestment plan purposes.

     A copy of the press release announcing these events is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.


Item 7. Financial Statements and Exhibits

     (a) Financial Statements: None.

     (b) Exhibits:

          99.1 Press Release Announcing Extension of Stock
               Repurchase Program, Director Resignations
               and New Beaver County Market President.
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                   First Western Bancorp, Inc.
                                          (Registrant)




January 17, 1997                   /s/ Robert H. Young
                                   -------------------
                                   Robert H. Young
                                   Executive Vice President-
                                   Chief Financial Officer,
                                   Secretary and Treasurer
                                   (Principal Financial Officer)

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                   First Western Bancorp, Inc.

                      Exhibits to Form 8-K

         For the Current Report Dated December 16, 1996

                          Exhibit Index

<CAPTIONS>

Exhibit                                                Method of
Number         Description                             Filing
-------        -----------                             ---------
99.1           Press Release Announcing Extension      Filed
               of Stock Repurchase Program,            Herewith
               Director Resignations and New
               Beaver County Market President

